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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 27, 1999


                      NEW CENTURY MORTGAGE SECURITIES, INC.

            (as depositor under the Pooling and Servicing Agreement,
          dated as of September 1, 1999, providing for the issuance of
            Asset Backed Pass-Through Certificates, Series 1999-NCB)


                      New Century Mortgage Securities, Inc.
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             (Exact name of registrant as specified in its charter)
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          Delaware                   333-76805              33-0852169
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(State or Other Jurisdiction        (Commission          (I.R.S. Employer
of Incorporation)                   File Number)         Identification Number)

          18400 Von Karman
          Irvine, California                                92612
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(Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code:  (949) 863-7243
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Item 5.  Other Events
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Description of the Certificates and the Mortgage Pool

     As of the date hereof, New Century Mortgage Securities, Inc. (the "Registrant") has caused to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Commission's Rule 424 a Prospectus Supplement to its Prospectus, dated September 10, 1999, in connection with the Registrant's issuance of a series of certificates, entitled New Century Home Equity Loan Trust, Series 1999-NCB, Asset Backed Pass-Through Certificates (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of September 1, 1999, among the Registrant as depositor, New Century Mortgage Corporation as master servicer, Firstar Bank Milawukee, N.A. as trustee and U.S. Bank National Association as trust administrator. The Certificates designated as the Series 1999-NCB Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four-family, fixed-rate first and second lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Computational Materials

     PaineWebber Incorporated and Greenwich Capital Markets, Inc. (the "Underwriters") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Computational Materials," in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

     The Computational Materials have been provided by the Underwriters. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

     The Computational Materials were prepared by the Underwriters at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.

Item 7.  Financial Statements and Exhibits
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                   (a)      Not applicable

                   (b)      Not applicable

                   (c)      Exhibits



          Exhibit No.                     Description
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              99.1 Computational Materials (as defined in Item 5) that have been provided by PaineWebber Incorporated and Greenwich Capital Markets, Inc. to certain prospective purchasers of New Century Home Equity Loan Trust, Series 1999-NCB, Asset Backed Pass-Through Certificates, Series 1999-NCB.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  September 27, 1999


                                            NEW CENTURY MORTGAGE
                                            SECURITIES, INC.


                                            By:     /s/ Patrick J. Flanagan
                                               -------------------------------
                                            Name:   Patrick J. Flanagan
                                            Title:  President

                                Index to Exhibits
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                                                                   Sequentially
Exhibit No.                      Description                       Numbered Page
-----------                      -----------                       -------------

   99.1       Computational Materials (as defined in Item 5)              P
              that have been provided by PaineWebber Incorporated and Greenwich Capital Markets, Inc. to certain prospective purchasers of New Century Home Equity
              Loan Trust, Series 1999-NCB, Asset Backed
              Pass-Through Certificates.